EXHIBIT 10.64

EXHIBIT I

JUNE 5, 2002, AMENDMENT TO ITEM NO. 10.29

(TEXAS GAS 5-YEAR FIRM NO-NOTICE TRANSPORTATION AGREEMENT)

L0008876 N000415 June 5, 2002	William’s, Gas Pipeline Texas Gas, P. O. Box 20008 3800 Frederica St. Owensboro, KY 270/926-8686

Louisville Gas and Electric Company

820 West Broadway

Louisville, KY 40202

Gentlemen:

Reference is made to the Transportation Agreement (Agreement) dated November 1, 1993, as amended, between Texas Gas Transmission Corporation (Texas Gas) and Louisville Gas and Electric Company (LG&E) providing for the transportation of natural gas by Texas Gas for LG&E.

Accordingly, Texas Gas and LG&E hereby desire to amend the Agreement (originally referred to as the 5-year agreement) between them as follows:

A.            ARTICLE V, Section 5.1, Term of Agreement, shall be deleted in its entirety and replaced with the following:

5.1           This Agreement shall become effective upon its execution and remain in full force and effect with a primary term beginning November 1, 1993, (with the rates and charges described in Article VIII becoming effective on that date) and extending through October 31, 2008.  At the end of such primary term, or any subsequent roll-over term, this Agreement shall automatically be extended for an additional roll-over term of five (5) years, unless Customer terminates this Agreement at the end of such primary term or roll-over term by giving Texas Gas at least 365 days advance written notice prior to the expiration of the primary term of any subsequent roll-over term.

This amendment shall become effective upon its execution and shall remain in force for a term to coincide with the term of the Agreement.

The operation of the provisions of this amendment shall be subject to all applicable governmental statutes and all applicable and lawful orders, rules, and regulations.

Except as herein amended, the Agreement between the parties hereto shall remain in full force and effect.

If the foregoing is in accordance with your understanding of our Agreement, please execute both copies and return to us.  We will, in turn, execute them and return one copy for your records.

Very truly yours,

LOUISVILLE GAS AND ELECTRIC COMPANY		TEXAS GAS TRANSMISSION CORPORATION

By:	/s/ Chris Hermann	By:	/s/ Kathy F. Kirk

Title: Senior VP-Distribution Operations		ATTEST:	/s/ Sherry L. Rice, Asst. Sec.

AGREED TO AND ACCEPTED this 15th day of July, 2002.